UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2012

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	1.1	Global Selling Agency Agreement, dated December 20, 2012, among Citigroup Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Inc., UBS Financial Services Inc. and Wells Fargo Securities, LLC relating to the issue and sale by Citigroup Inc. of its Medium-Term Senior Notes, Series H.

	4.1	Senior Debt Indenture, dated as of June 1, 2005, among Citigroup Funding Inc., Citigroup Inc. and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank, N.A., incorporated by reference to Exhibit 4(b) to the registration statement on Form S-3 filed on March 13, 2006 (No. 333-132370-01).

	4.2	Second Supplemental Indenture, dated as of December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank, N.A, under the Indenture, dated as of June 1, 2005.

	4.3	First Amendment to the Warrant Agreement, dated December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and U.S. Bank National Association, as warrant agent under the Warrant Agreement, dated as of November 22, 2006.

	4.4	First Supplement to the Guarantee Agreements (as defined therein), dated December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and U.S. Bank National Association, as trustee under the Guarantee Agreements.

	4.5	Sixth Supplemental Indenture, dated as of December 20, 2012, between Citigroup Inc. and The Bank of New York Mellon, as trustee under the Indenture, dated as of March 15, 1987.

	4.6	Form of Citigroup Inc. Medium-Term Senior Note, Series H.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2012	CITIGROUP INC.

	By:	/s/ Michael J. Tarpley
Michael J. Tarpley Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Global Selling Agency Agreement, dated December 20, 2012, among Citigroup Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Inc., UBS Financial Services Inc. and Wells Fargo Securities, LLC relating to the issue and sale by Citigroup Inc. of its Medium-Term Senior Notes, Series H.

4.1	Senior Debt Indenture, dated as of June 1, 2005, among Citigroup Funding Inc., Citigroup Inc. and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank, N.A., incorporated by reference to Exhibit 4(b) to the registration statement on Form S-3 filed on March 13, 2006 (No. 333-132370-01).

4.2	Second Supplemental Indenture, dated as of December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank, N.A, under the Indenture, dated as of June 1, 2005.

4.3	First Amendment to the Warrant Agreement, dated December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and U.S. Bank National Association, as warrant agent under the Warrant Agreement, dated as of November 22, 2006.

4.4	First Supplement to the Guarantee Agreements (as defined therein), dated December 20, 2012, among Citigroup Funding Inc., Citigroup Inc. and U.S. Bank National Association, as trustee under the Guarantee Agreements.

4.5	Sixth Supplemental Indenture, dated as of December 20, 2012, between Citigroup Inc. and The Bank of New York Mellon, as trustee under the Indenture, dated as of March 15, 1987.

4.6	Form of Citigroup Inc. Medium-Term Senior Note, Series H.

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